UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 14, 2009
MORRIS PUBLISHING GROUP, LLC
MORRIS PUBLISHING FINANCE CO.
(Exact Name of Registrants as Specified in Its Charter)
Georgia
Georgia
(State or other jurisdiction of incorporation)

333-112246 (Commission File Number)	26-2569462 20-0183044 (IRS Employer Identification No.)

725 Broad Street; Augusta, Georgia (Address of Principal Executive Offices)	30901 (Zip Code)
(706) 724-0851
(Registrants’ Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
     On December 14, 2009, Morris Publishing Group, LLC (the “Company”) issued a press release announcing that it had commenced a restructuring plan by (a) commencing an offer to exchange $100 million of new second lien secured notes due in 2014 (the “New Notes”) to be issued by the Company and its co-issuer Morris Publishing Finance Co. for all of the approximately $278,478,000 of outstanding 7% Senior Subordinated Notes due 2013 (the “Existing Notes”), plus accrued and unpaid interest on the Existing Notes, and (b) simultaneously with such exchange offer, soliciting the acceptance of holders of the Existing Notes to the Company’s filing of a prepackaged plan of reorganization. A copy of the Company’s press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
     The Company is also electing to furnish under this Item 7.01 certain information contained in the Offering Memorandum, Disclosure Statement and Solicitation of Acceptances of a Prepackaged Plan of Reorganization that was provided to the holders of Existing Notes in connection with the exchange offer and solicitation of acceptances of the prepackaged plan of reorganization. This information is set forth as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.
     The information in this Item 7.01 of this Current Report on Form 8-K and the related Exhibits 99.1 and 99.2 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits:

Exhibit No.	Description
3.1	Articles of Organization of Morris Publishing Group, LLC (originally named MCC Newspapers, LLC), including Amendments to Articles of Organization.

3.2	Amended and Restated Operating Agreement of Morris Publishing Group, LLC.

3.3	Bylaws of Morris Publishing Finance Co. (as amended).

99.1	Press release, dated December 14, 2009, announcing the commencement of a restructuring plan.

99.2	Certain information provided to the holders of Existing Notes.
This document contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this document that are not clearly historical in nature are forward-looking, and the words “anticipate,” “believe,” “expect,” “estimate,” “plan,” “target,” and similar expressions are generally intended to identify forward-looking statements. These forward-looking statements reflect the current views of the Company and its management. All forward-looking statements (including statements regarding future financial and operating results) involve risks, uncertainties, contingencies, and changes in circumstances, many of which are beyond the Company’s control, that may cause actual results, performance, or achievements to differ materially from anticipated results, performance, or achievements. Economic, business, funding market, competitive and/or regulatory factors, among others, affecting the Company’s businesses are examples of factors that could cause actual results to differ materially from those described in the forward-looking statements. More detailed information about these factors are described in the Company’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2008 and its Quarterly Report on Form 10-Q for the quarter ended September 30, 2009. The Company is under no obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 14, 2009	MORRIS PUBLISHING GROUP, LLC
	By:	/s/ Steve K. Stone
Steve K. Stone
Senior Vice President and Chief Financial Officer

MORRIS PUBLISHING FINANCE CO.
By:	/s/ Steve K. Stone
Steve K. Stone
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
3.1	Articles of Organization of Morris Publishing Group, LLC (originally named MCC Newspapers, LLC), including Amendments to Articles of Organization.

3.2	Amended and Restated Operating Agreement of Morris Publishing Group, LLC.

3.3	Bylaws of Morris Publishing Finance Co. (as amended).

99.1	Press release, dated December 14, 2009, announcing the commencement of a restructuring plan.

99.2	Certain information provided to the holders of Existing Notes.